GOLDMAN SACHS TRUST

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs N-11 Equity Fund

(collectively, the “Funds”)

Supplement dated April 19, 2017 to the

Prospectus, Summary Prospectuses and Statement of Additional Information (the “SAI”), each dated February 28, 2017, as supplemented to date

Effective on or about May 8, 2017 (the “Effective Date”), Hiren Dasani, Executive Director, will serve as a portfolio manager for the Goldman Sachs Emerging Markets Equity Fund. In addition, effective immediately, Prashant Khemka will no longer serve as a portfolio manager for the Funds. Basak Yavuz, Executive Director, will continue to serve as portfolio manager for the Funds.

Accordingly, effective immediately, all references to Mr. Khemka in the Prospectus, Summary Prospectuses and SAI will be deleted in their entirety.

In addition, on the Effective Date, the Goldman Sachs Emerging Markets Equity Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Emerging Markets Equity Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Basak Yavuz, CFA, Executive Director, has managed the Fund since 2015; and Hiren Dasani, Executive Director, has managed the Fund since May 2017.

The following row is added to the table in the “Global Emerging Markets Equity Team” subsection of the “Service Providers—Fund Managers” section of the Prospectus:

Hiren Dasani, Executive Director	Portfolio Manager— Emerging Markets Equity Fund	Since 2017	Mr. Dasani is the co-head of GSAM’s Emerging Markets Equity team and a portfolio manager for GSAM’s Emerging Markets Equity and India Equity strategies. Mr. Dasani joined GSAM’s India Equity Research team in January 2007 from SSKI Securities.

This Supplement should be retained with your Prospectus, Summary Prospectuses and SAI for future reference.

EME23CONFID 04-17